                                                                   EXHIBIT 10.08


                                                                  EXECUTION COPY
                                                                  --------------



                   TRADEMARK AND COPYRIGHT SECURITY AGREEMENT


                            Dated November 23, 1994


                                      from


                              WIGS BY PAULA, INC.

                                      and

                        THE OTHER GRANTORS NAMED HEREIN

                                  as Grantors
                                  -----------


                                       to


                           BANQUE NATIONALE DE PARIS,
                                NEW YORK BRANCH,


                                    as Agent
                                    --------

                               TABLE OF CONTENTS
                               -----------------

Section                                                                  Page
- -------                                                                  ----
1.  Grant of Security...................................................   1

2.  Security for Obligations............................................   3

3.  Grantors Remain Liable..............................................   3

4.  Representations and Warranties......................................   3

5.  Further Assurances..................................................   6

6.  Transfers and Other Liens...........................................   8

7.  The Agent Appointed Attorney-in-Fact................................   8

8.  The Agent May Perform...............................................   9

9.  The Agent's Duties..................................................   9

10.  Remedies...........................................................   9

11.  Indemnity and Expenses............................................   11

12.  Amendments: Waivers: Etc..........................................   12

13.  Notices, Etc......................................................   12

14.  Continuing Security Interest:  Assignments Under the Credit
       Agreement.......................................................   12

15.  Release and Termination...........................................   13

16.  Governing Law: Terms..............................................   13

                                   SCHEDULES
                                   ---------

SCHEDULE I   --    PATENTS AND PATENT APPLICATIONS

SCHEDULE II  --    TRADEMARK REGISTRATIONS AND APPLICATIONS

SCHEDULE III --    COPYRIGHT REGISTRATIONS AND APPLICATIONS

SCHEDULE IV  --    LICENSES

SCHEDULE V   --    PENDING LITIGATION/UNAUTHORIZED USES

                   TRADEMARK AND COPYRIGHT SECURITY AGREEMENT


          TRADEMARK AND COPYRIGHT SECURITY AGREEMENT dated November 23, 1994 made by Wigs By Paula, Inc., a Massachusetts corporation with an office at 21 Bristol Drive, South Easton, Massachusetts 02375 (the "Borrower"), and Western
                                                       --------
Schools, Inc., a California corporation ("Western") (the Borrower, Western and
                                          -------
the Additional Grantors (as defined in the Security Agreement) being, collectively, the "Grantors"), to Banque Nationale de Paris, New York Branch
                   --------
("BNP"), as agent (together with any successor agent appointed pursuant to
- -----
Article VII of the Credit Agreement (as hereinafter defined), the "Agent") for
                                                                   -----
the lenders (the "Lenders") party to the Credit Agreement and for BNP, as issuer
                  -------
of Letters of Credit (the "Issuing Bank") under the Credit Agreement and as
                           ------------
custodian for the Hedge Banks (as hereinafter defined).

          PRELIMINARY STATEMENTS:

          (1) The Lenders, the Agent and the Issuing Bank have entered into a Credit Agreement dated as of November 23, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined
                                           ----------------
therein and not otherwise defined herein being used herein as therein defined) with the Borrower.

          (2) The Borrower may invest in Hedge Agreements (such Hedge Agreements being, collectively, the "Secured Hedge Agreements") with one or more Lenders
                          ------------------------
(such Lenders being, collectively, the "Hedge Banks") to obtain the protection
                                        -----------
required by Section 5.01(o) of the Credit Agreement against fluctuations in certain interest rates.

          (3) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement, and the entering into of the Security Hedge Agreements by the Hedge Banks, that the Borrower shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement and the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into the Secured Hedge Agreements, each Grantor hereby agrees with the Agent for its benefit, the benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks as follows:

          SECTION 1.  Grant of Security. Each Grantor hereby assigns and pledges
                      -----------------
to the Agent for its benefit, the benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks, and hereby grants to the Agent for its benefit, the benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks, a security interest in all of such Grantor's right, title and interest in and to the following whether now owned or hereafter acquired (collectively, the "Intellectual Property Collateral"):
                             --------------------------------

          (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in
Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein,
(ii) the right to sue or otherwise recover for any misappropriations thereof,
(iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");
                                                -------

          (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");
             ----------

          (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights"); and
              ----------

          (d) all license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks or copyrights, whether such Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Grantor and now or hereafter covered by such licenses (the "Licenses").
                                                    --------

          SECTION 2.  Security for Obligations.  The pledge, assignment and
                      ------------------------
security interest granted under this Agreement by each Grantor secure the payment of all Obligations of such Grantor now or hereafter existing under this Agreement, each other Loan Document and the Secured Hedge Agreements, whether for principal, interest, premiums, fees, expenses, or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality
                       -------------------
of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Agent, any Lender or the Issuing Bank under the Loan Documents or to the Hedge Banks under the Secured Hedge Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

          SECTION 3.  Grantors Remain Liable.  Anything herein to the contrary
                      ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Intellectual Property Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Intellectual Property Collateral and (c) none of the Agent, the Lenders, the Issuing Bank or the Hedge Banks shall have any obligation or liability under the contracts and agreements included in the Intellectual Property Collateral by reason of this Agreement, nor shall the Agent, any Lender, the Issuing Bank or any Hedge Bank be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  Representations and Warranties.  Each Grantor represents
                      ------------------------------
and warrants as to itself and its Intellectual Property Collateral as follows:

          (a) Such Grantor is the legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property Collateral in which it is granting a security interest free and clear of any Lien, except for (i) the pledge, assignment and security interest created by this Agreement and (ii) Liens expressly permitted under

     Section 5.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Intellectual Property Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office), except such as (i) may have been filed in favor of the Agent relating to this Agreement or the other Collateral Documents and (ii) may be permitted under
     Section 5.02(a) of the Credit Agreement.

          (b) Set forth in Schedule I is a complete and accurate list of all patents and all patent applications owned by such Grantor. Set forth in
     Schedule II is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by such Grantor. Set forth in Schedule III is a complete and accurate list of all copyright registrations and copyright applications owned by such Grantor. Set forth in Schedule IV is a complete and accurate list of all Licenses owned by such Grantor in which such Grantor is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks or copyrights. Such Grantor has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark registrations, trademark and service mark applications and Licenses set forth in Schedules I, II and IV.

          (c) Each patent, patent application, trademark or service mark registration, and trademark or service mark application of such Grantor set forth in Schedules I and II is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and, to such Grantor's knowledge, is valid, registrable and enforceable. Each License of such Grantor identified in Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Grantor has notified the Agent in writing of all uses of any item of Intellectual Property Collateral which could reasonably be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

          (d) Such Grantor has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral. Such Grantor has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

          (e) Such Grantor has used reasonable and proper statutory notice in connection with its use of each patent and each registered trademark and service mark contained in Schedules I and II.

          (f) This Agreement creates a valid and perfected first priority security interest in the Intellectual Property Collateral (subject to the Liens expressly permitted under Section 5.02(a) of the Credit Agreement), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

          (g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment and security interest granted hereby or the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) the exercise by the Agent of its rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement, in each case other than the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and the filing of this Agreement with the United States Patent and Trademark Office.

          (h) Except for the Licenses set forth in Schedule IV and except as set forth in Schedule V hereto, such Grantor has no knowledge of the existence of any right or any claim that is likely to be made by any third party relating to any item of Intellectual Property Collateral.

          (i) Except as set forth in Schedule V, no claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Grantor of any Intellectual Property Collateral does or may violate the rights of any person. Except as set forth in Schedule V, such Grantor has no knowledge of any infringement or unauthorized use of any item of Intellectual Property Collateral.

          (j) Such Grantor has taken all necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Trademarks and has taken all necessary steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          (k) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          SECTION 5.  Further Assurances.  (a) Each Grantor agrees that from
                      ------------------
time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may deem desirable and may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first-priority nature thereof) or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, each Grantor shall promptly execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Agent may deem desirable and may reasonably request in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Agent may reasonably request, all in reasonable detail.

          (d) Each Grantor agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or license, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or license shall automatically become part of the Intellectual Property Collateral, and (iii) with respect to any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license that such Grantor should obtain, it shall give prompt written notice thereof to the Agent in accordance with Section 13 hereof. Each Grantor authorizes the Agent to modify this Agreement by amending Schedules I, II, III and IV (and will cooperate reasonably with the Agent in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license which becomes part of the Intellectual Property Collateral under this Section.

          (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, each Grantor agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for any permitted renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, and the participation in opposition, cancellation and infringement and misappropriation proceedings, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, infringement and misappropriation proceedings. Each Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by such Grantor. Each Grantor shall not, without the written consent of the Agent, discontinue use of or otherwise abandon any patent or patentable invention, trademark or service mark identified in Schedules I and II, or abandon any right to file an application for letters patent, trademark or service mark, or abandon any pending application for a letters patent, trademark or service mark identified in Schedules I and II. Further, each Grantor shall not, without the written consent of the Agent, discontinue use of or otherwise abandon any other material patent or patentable invention, trademark or service mark or copyright, or abandon any right to file an application for any other material letters patent, trademark, service mark or copyright, or abandon any pending application for any other material letters patent, trademark, service mark or copyright.

          (f) Each Grantor agrees to notify the Agent promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral may be determined to have become abandoned or dedicated (except by nonrenewable expiration occurring through the passage of time) or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

          (g) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, such Grantor shall promptly notify the Agent and shall take such actions as such Grantor or the Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Grantor.

          (h) Each Grantor shall continue to use proper statutory notice in connection with its use of each of its patents and registered trademarks and service marks contained in Schedules I and II.

          (i) Each Grantor shall take all steps which it or the Agent deems reasonable and appropriate under the circumstances to preserve and protect its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          SECTION 6.  Transfers and Other Liens.  Each Grantor agrees not (i) to
                      -------------------------
sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any item of the Intellectual Property Collateral, except for dispositions of property and assets expressly permitted under Section 5.02(e) of the Credit Agreement, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Intellectual Property Collateral, except for (A) the pledge, assignment and security interest created by this Agreement and (B) Liens expressly permitted under Section 5.02(a) of the Credit Agreement.

          SECTION 7.  The Agent Appointed Attorney-in-Fact.  Each Grantor hereby
                      ------------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time upon the occurrence and during the continuance of a Default and with prior notice to such Grantor, to take any action and to execute any instrument that may be necessary or that the Agent may deem desirable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral,

          (b) to receive, endorse and collect any drafts, instruments, chattel paper and other documents in connection with subsection (a) above and give full discharge for the same; and

          (c) to file any claims or take any action or to institute any proceedings that may be necessary or that the Agent may deem desirable for the collection of any payments relating to any of the Intellectual Property Collateral or otherwise to enforce the rights of the Agent with respect to any of the Intellectual Property Collateral.

          SECTION 8.  The Agent May Perform.  If any Grantor fails to perform
                      ---------------------
any agreement contained herein, the Agent, with prior notice to such Grantor, may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 1l.

          SECTION 9.  The Agent's Duties.  The powers conferred on the Agent
                      ------------------
hereunder are solely to protect its interest in the Intellectual Property Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of the certificates of registration for any of the Trademarks or the letters patent for any of the Patents in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Intellectual Property Collateral, whether or not the Agent, any Lender, the Issuing Bank or any Hedge Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the certificates of registration for any of the Trademarks or the letters patent for any of the Patents in its possession if such certificates of registration and letters patent are accorded treatment substantially equal to that which BNP accords its own property of like tenor.

          SECTION 10.  Remedies.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) The Agent may exercise in respect of the Intellectual Property Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "New York Uniform Commercial Code"), whether or
                                 --------------------------------
     not the New York Uniform Commercial Code applies to the affected Intellectual Property Collateral, and also may (i) require each Grantor to, and each Grantor hereby agrees that it shall at its own expense and upon request of the Agent forthwith, assemble all or part of the documents and things embodying any part of the Intellectual Property Collateral as directed by the Agent and make them available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and
     (ii) without notice except as specified below, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition shall be included, and such Grantor shall supply to the Agent or its designee such Grantor's know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property Collateral subject to such disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of such products and services. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale, without further notice, may be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Intellectual Property Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Agent for its benefit, the benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks against, all or any part of the Secured Obligations, in the following manner:

               (i) first, to the Agent for any amounts owing to the Agent
                   ------
          pursuant to Section 11 hereof, Section 8.04 of the Credit Agreement or otherwise under the Loan Documents;

               (ii) second, to the Issuing Bank for any amounts owing to the
                    ------
          Issuing Bank pursuant to Section 2.13 or 8.04 of the Credit Agreement or otherwise under the Loan Documents; and

               (iii)  third, to the Lenders for any amounts owing to the Lenders
                      ------
          under the Loan Documents and to the Hedge Banks for any amounts owing to the Hedge Banks under the Secured Hedge Agreements, ratably in accordance with the aggregate amount of each Facility (allocated, in the case of the Term Advances, to the principal repayment installations thereof in inverse order of maturity) and such amounts owing to each Hedge Bank at such time.

     In determining the amounts owing to the Hedge Banks under the Secured Hedge Agreements, the Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values of the Secured Hedge Agreements. The term "Agreement Value" means, with respect to any Secured Hedge Agreement
           ---------------
     at any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of any "agreement value" under such Secured Hedge Agreement as though such Secured Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Standard Form of Interest Rate and Currency Exchange Agreement, 1987 Edition. Each determination of Agreement Value shall be made by the Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Agent may exercise any and all rights and remedies of any Grantor in respect to the Intellectual Property Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Intellectual Property Collateral.

          (d) All payments received by any Grantor in respect of the Intellectual Property Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement or assignment).

          SECTION 11.  Indemnity and Expenses.  (a) Each Grantor agrees to
                       ----------------------
indemnify the Agent, each Lender, the Issuing Bank and each Hedge Bank and each of their respective officers, directors, employees, agents and advisors (each an "Indemnified Party") from and against any and all claims, losses and liabilities
 -----------------
growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, losses or liabilities are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) Each Grantor agrees to pay to the Agent, upon demand, the amount of any and all reasonable expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Intellectual Property Collateral, (iii) the exercise or enforcement of any of the rights of the Agent, any Lender, the Issuing Bank or any Hedge Bank hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          SECTION 12.  Amendments: Waivers: Etc.  (a) No amendment or waiver of
                       ------------------------
any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent, any Lender, the Issuing Bank or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          SECTION 13.  Notices, Etc.  All notices and other communications
                       ------------
provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered,
(a) if to any Grantor, addressed to it at the address set forth below the name of such Grantor on the signature page hereof (or, in the case of any Additional Grantor, on the signature page of its Security Agreement Supplement (as defined in the Security Agreement)), (b) if to the Agent, any Lender, the Issuing Bank or any Hedge Bank, addressed to it at its address set forth in Section 8.02 of the Credit Agreement or (c) as to any party at such other address as shall be designated by such party in a notice to each other party complying as to delivery with the terms of this Section 13. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, transmitted by telecopier, delivered to the telegraph company or confirmed by telex answerback, respectively, addressed as aforesaid.

          SECTION 14.  Continuing Security Interest:  Assignments Under the
                       ----------------------------------------------------
Credit Agreement.  This Agreement shall create a continuing security interest in
- ----------------
the Intellectual Property Collateral and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Secured Obligations and (ii) the Termination Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of, and be enforceable by, the Agent, the Lenders, the Issuing Bank, the Hedge Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement

(including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

          SECTION 15.  Release and Termination.  (a) Upon any sale, lease,
                       -----------------------
transfer or other disposition of any item of Intellectual Property Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Agent shall, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Intellectual Property Collateral from the assignment and security interest granted hereby; provided,
                                                                     ---------
however, that (i) at the time of such request and such release, no Default shall
- -------
have occurred and be continuing, (ii) such Grantor shall have delivered to the Agent, at least five Business Days prior to the date of the proposed release, a request for release describing the item of the Intellectual Property Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), together with a form of release for execution by the Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request, (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.05 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent at the closing thereof and (iv) the Agent shall have approved such sale, lease transfer or other disposition in writing.

          (b) Upon the later of (i) the cash payment in full of the Secured Obligations and (ii) the Termination Date, the pledge, assignment and security interest granted hereby shall automatically terminate and all rights to the Intellectual Property Collateral shall revert to the appropriate Grantor. Upon any such termination and reversion, the Agent shall, at the appropriate Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and reversion.

          SECTION 16.  Governing Law:  Terms.  This Agreement shall be governed
                       ---------------------
by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Intellectual Property Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the New York Uniform Commercial Code are used herein as therein defined.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    WIGS BY PAULA, INC.



                                    By:  /s/ Steven L. Bock
                                       -----------------------------
                                       Name: Steven L. Bock
                                       Title: CEO


                                    WESTERN SCHOOLS, INC.


                                    By:  /s/ Steven L. Bock
                                       -----------------------------
                                       Name: Steven L. Bock
                                       Title: CEO


Agreed and consented to as of
the date first above written:

BANQUE NATIONALE DE PARIS,
NEW YORK BRANCH, as Agent


By:   /s/ Christopher J. Kiely
   ------------------------------
   Name: Christopher J. Kiely
   Title: VP


By:   /s/ Alan Mustacchi
   ------------------------------
   Name: Alan Mustacchi
   Title: VP

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


     On the 23rd day of November, 1994, before me personally came Steven L. Bock to me known, who, being by me duly sworn, did depose and say he resides at 21 Bristol Drive South, Eastern, MA 22375 and that he is the CEO of WIGS BY PAULA, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                                    /s/ Keith B. Flynn
                                    ------------------------------
                                    Notary Public

[Notarial Seal]                     KEITH B. FLYNN
                                    NOTARY PUBLIC, State of New York
                                    No. 60-5007908
                                    Qualified in Westchester County
                                    Commission Expires February 8, 1995


STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


          On the 23rd day of November, 1994, before me personally came
Steven L. Bock to me known, who, being by me duly sworn, did depose and say he resides at 7840 El Cajon Blvd., La Mesa, CA 91941 and that he is the CEO of WESTERN SCHOOLS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.



                                    /s/ Keith B. Flynn
                                    ------------------------------
                                    Notary Public

                                    KEITH B. FLYNN
[Notarial Seal]                     NOTARY PUBLIC, State of New York
                                    No. 60-5007908
                                    Qualified in Westchester County
                                    Commission Expires February 8, 1995

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


          On the 23rd day of November, 1994, before me personally came Christopher J. Kiely to me known, who, being by me duly sworn, did depose and say he resides at 499 Park Avenue, New York, NY 10022 and that he is the Vice President of BANQUE NATIONALE DE PARIS, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.


                                    /s/ Keith B. Flynn
                                    ------------------------------
                                    Notary Public

[Notarial Seal]                     KEITH B. FLYNN
                                    NOTARY PUBLIC, State of New York
                                    No. 60-5007908
                                    Qualified in Westchester County
                                    Commission Expires February 8, 1995




STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


          On the 23rd day of November, 1994, before me personally came
Alan Mustacchi to me known, who, being by me duly sworn, did depose and say he resides at 499 Park Avenue, New York, NY 10022 and that he is the Vice President of BANQUE NATIONALE DE PARIS, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.



                                    /s/ Keith B. Flynn
                                    ------------------------------
                                    Notary Public

[Notarial Seal]                     KEITH B. FLYNN
                                    NOTARY PUBLIC, State of New York
                                    No. 60-5007908
                                    Qualified in Westchester County
                                    Commission Expires February 8, 1995

                   SCHEDULE I PATENTS AND PATENT APPLICATIONS


A.   United States Patent Applications:  None
     ---------------------------------


B.   United States Patents:  None
     ---------------------


C.   Foreign Patent Applications:  None
     ----------------------------


D.   Foreign Patents:  None
     ---------------

             SCHEDULE II - TRADEMARK REGISTRATIONS AND APPLICATIONS


WIGS BY PAULA, INC.

Wigs by Paula, Inc. currently owns trademarks for:

          US Trademarks                       Number
          -------------                      --------

          1.    Paula Young                    1341870
          2.    Celebrity Secrets            1,853,184

          Canadian Trademarks                 Number
          -------------------                ---------

          1.    Wigs by Paula/Paula Young       392042

Hallstone Products, Ltd. is a recorded user on the Canadian trademark.

Additionally, we are in the process of obtaining trademarks for:

          1.   Especially yours
          2.   A Touch of Class
          3.   Christine Jordan

Especially Yours and A Touch of Class are in the trademark search process and we expect to own those in the near future.

The Christine Jordan (CJ) trademark process will take longer to acquire, as it is a regular name.


WESTERN SCHOOLS

             TRADEMARK                               NUMBER
             ----------                              -------
             1.  Western Schools (TM)                1699003

             2.  Western Schools (SM)                1643051

             3.  "W" and Design (TM)                 1678470

             4.  "W" and Design (SM)                 1652660

             5.  California - Western Schools (TM)    037549

[CAPTION]


          6.   California - Western Schools (SM)    036679

          7.   California - "W" and Design (TM)     093041

          8.   California - "W" and Design (SM)     037550

          9.   Instant CPE Service (SM)

          10.  Nurses' Bookshelf (TM)

          11.  Coursefinder (TM)

          12.  Renewal Express (SM)

          . Western Schools regularly registers copyrights for its periodic advertising catalogs with the Copyright Office.

          . Western Schools regularly registers copyrights for its publications in the fields of nursing, real estate, and CPA's with the Copyright Office. Western Schools currently has 80 titles copyrighted.

            SCHEDULE III - COPYRIGHT REGISTRATIONS AND APPLICATIONS

                        REAL ESTATE REGISTRATION NUMBERS

Appraisal
TXu 490 869

Disclosures
TXu 490 870

Escrow
TXu 490 871

The Deposit Receipt-Purchase Contract*
TXu 490 873

Residential Property Management
TXu 490 874

Taxation of Real Estate
TXu 490 875

Finance
TXu 490 872

Agency and Ethics
Tx 3 554 532

Real Estate Principles
TX 3 628 321

Business Law
TX 3 554 534

Real Estate Appraisal
TX 3 554 535

Legal Aspects of Real Estate
TX 3 586 065

Real Estate Economics
TX 3 586 064

Real Estate Finance
TX 3 586 063

Property Management
TX 3 586 048

Real Estate Practice
TX 3 586 066

How to Pass the State Exam (Salesperson edition)
SR 117 868

How to Pass the State Exam (Broker edition)
SR 117 867


                     NURSING COPYRIGHT REGISTRATION NUMBERS

Advanced Weight Control Techniques for Nurses, 1st, 1993
TX 3 739 501

Ambulatory Patient Care
Submitted 11/18/94

An Overview of HIV Infections and Aids 4th Edition
TX 3 758 931

An Overview of HIV Infection and AIDS
TX 3 096 758

Basic of Cancer Chemotherapy, 2nd 1993
TX 3 612 065

Basic of Cancer Chemotherapy,
TX 3 036 577

Basics of Cardiac Arrhythmias:  Final Examination
TX 2 831 076

Basic Trauma Nursing Skills, 1st 1991
TX 3 290 686

Cardiovascular Disease:  Assessment and Intervention, 2nd, 1993
TX 3 739 500

Cardiovascular Disease:  Assessment and Intervention
Tx 3 594 786

Cardiovascular Pharmacology, 2nd, 1993
TX 3 612 066

Cardiovascular Pharmacology,
TXu 482 190

Cardiovascular Pharmacology, Test Booklet
TX 3 884 706

Caring for the Aids Patient
TX 3 096 851

Child Abuse, 3rd, 1993
TX 3 599 297

Diabetes Nursing Care, 1st, 1993
TX 3 594 784

Effective Pain Management, 5th 1994
Submitted

Effective Pain Management, 4th 1992
TX 3 292 970

Effective Pain Management
TX 2 824 695

EKG Interpretation, 1st, 1992
TX 3 291 667

Essentials of Maternal-Child Nursing, 1st, 1992
TX 3 601 590

Lifetime Weight Control Patient Counseling
TX 2 827 059

Lifetime Weight Control Patient Counseling, 3rd, 1993
TX 3 758 925

Normal and Abnormal Breath Sounds Final Examinations, 1st
TX 3 554 533

Nursing Approaches to HIV/AIDS Care, 3rd, 1993
TX 3 739 496

Nursing Approaches to HIV/AIDS Care
TXu 482 192

Nursing Care of the Elderly, 2nd, 1993
TX 3 739 499

Nursing Care of the Elderly
TX 3 291 668

Nursing Ethics, 1st, 1993
TX 3 776 967

Nursing and Malpractice Risks:  Understanding the Law 2nd Edition
TX 3 739 497

Nursing and Malpractice Risk:  Understanding the Law
TX 3 291 666

Nursing for Women's Health, 1st, 1992
TX 3 558 724

Overview of Anesthesia for Nurses, 1992
TX 3 627 411

Psychiatric Aspects of General Patient Care, 2nd, 1993
TX 3 731 726

Psychiatric Aspects of General Patient Care
TXu 482 191

Substance Abuse, 3rd, 1993
TX 3 758 930

Substance Abuse
TX 3 601 591

Surviving Nursing Final Examination 1990
TX 3 057 719

Teaching Plan for Lifetime Weight Control Patient Counseling,
TX 3 023 236

The Law and Liability:  A Guide for Nurses Final Examination
TX 3 057 708

The New Threat of Drug-Resistant Microbes:  The Return of Untreatable
 Common Infection 1994 Edition
Submitted 11-18-94

The New Threat of Drug-Resistant Microbes:  The Return of Untreatable
 Common Infections 1993 Edition
TX 3 558 725

The New Threat of Drug-Resistant Microbes:  The Return of Untreatable
 Common Infections
TX 3 558 725


                            CPA REGISTRATION NUMBERS

1040 Preparation Workbook 1993 Edition
TX 3 562 697

1040 Preparation Workbook 1991 Edition
TX 3 054 600

1040 Preparation Workbook 1990 Edition
TX 2 829 544

1120 Preparation Guide Workbook 1991 Edition
TX 3 150 652

1120/1065 Preparation Workbook 1994 Edition
TX 3 820 333

A Fresh Look At Deferring Compensation Workbook 1988
TX 2 826 354

Accountants Legal Liability Guide Workbook 1991
TX 3 150 653

Activity-Based Costing Workbook 1994
TX 3 749 326

Alternative Minimum Tax Workbook 1993
TX 3 601 382

Analysis of Financial Statements Workbook 1992
TX 3 292 750

Audit and Accounting Disclosures Manual Test Booklet 1992
TX 3 291 317

Audit and Accounting Practice Techniques & Procedures Workbook 1993
TX 3 820 332

Audit and Accounting Practice Techniques and Procedures Workbook 1989
TX 2 826 018

Audit and Accounting Manual Workbook 1990
TX 3 053 164

Cars:  Deductions, Fringe Benefits, RecordKeeping With Companion Tape Workbook
1990
TX 2 826 019

Compilation and Review Workbook 1994
TX 3 884 710

Compilation and Review Workbook 1992
TX 3 291 318

Companion Tape to Personal Financial Planning
SR 128 046

Companion Tape to Planning and Working With the Alternative Minimum Tax 1991 SR 128 047

Companion Tape to Revenue Reconciliation Act of 1989
SR 117 271

Companion Tape to Tax Saving Using Keogh Plans, IRAs and Seps 1990
SR 117 045

Corporate Alternative Minimum Tax Workbook 1994
TX 3 749 327

Corporate Tax Update 1993
TX 3 792 817

CPA's Guide to Personal Computers and Electronic Filing 1994
Submitted 11-18-94

CPA's Guide to Personal Computers and Electronic Filing, 2nd Edition 1993 TX 3 739 902

CPA's Guide to Personal Computers and Electronic Filing 1993
TX 3 579 886

Electronic Tax Return Filing on Line with the IRS 1992
TX 3 291 915

Estate Analysis and Planning Workbook 1991
TX 3 291 321

Estate Planning Guide Workbook 1989
TX 2 829 548

FASB Update 1992
TX 3 812 220

Federal Estate and Gift Taxes Explained Workbook 1989
TX 2 826 355

Federal Taxes Workbook 1993
TX 3 606 995

Federal Taxes and Management Decisions Workbook 1993
TX 3 577 493

Financial Planning Workbook 1993
TX 3 612 064

Fraud Discovery and Control Workbook 1994
TX 3 884 707

GAAP Workbook 1993
TX 3 820 331

GAAS Guide Workbook 1993
submitted 5-1-93

How To Make Computers Work For Your Practice 1992
TX 3 291 459

Individual Tax Update 1994
Submitted additional info 1-26-94

IRS Collections Workbook 1991
TX 3 120 839

IRS Inside and Out, 2nd Edition 1993
TX 3 739 915

IRS Inside & Out  1992
TX 3 601 366

Issues In Accounting Ethics and Professionalism Workbook 1990
TX 2 836 032

Issues In Compensation Tax Workbook 1990
TX 3 054 850

Managing the Malpractice Maze Workbook 1993
TX 3 562 929

Master Federal Tax Manual, Test Booklet 1992 Edition
TX 3 291 319

Modern Internal Auditing Workbook
TX 3 884 708

Partnership Taxation Workbook 1993
TX 3 594 785

Partnership Taxation 1991
TX 3 057 720

Passive Activity Losses Workbook 1993
TX 3 612 062

Pension Planning Workbook 1993
TX 3 601 588

Personal Financial Planning Workbook 1990
TX 3 054 849

Planning for Charitable Giving Workbook 1993
TX 3 749 328

Planning and Working With the Alternative Minimum Tax with Companion
Workbook 1990
TX 3 054 604

Planning and Working With the Alternative Minimum Tax Workbook 1989
TX 2 826 356

Preparing the 990 Return Workbook 1993
TX 3 601 592

Preparing the 1040 Return Test Booklet 1992
TX 3 291 316

Preparing the 1065 Return Workbook 1993
TX 3 562 698

Preparing the 1065 Return Test Booklet 1992
TX 3 291 320

Preparing the 1120 Corporate Tax Return Workbook 1993
TX 3 562 699

Preparing the Fiduciary Tax Return Form 1041 Workbook
Submitted 11-18-94

Preparation of the Statement of Cash Flows FASB 95
TX 3 818 432

Real Estate Taxation Workbook 1993
TX 3 562 700

Real Estate Taxation 1991
SR 132 773

Revenue Reconciliation Act of 1989 Workbook 1990
TX 2 892 156

Ria Federal Tax Handbook 1994 Edition Workbook
Submitted 11-18-94

RIA Federal Tax Handbook Workbook 1993
TX 3 601 589

S Corporations Workbook 1993
TX 3 599 296

S Corporations  1991
TX 3 12 023

S Corporations Modules I and II Workbook 1994
TX 3 884 709

S Corporation Modules III and IV Workbook 1994
TX 3 884 711

Tax Planning for Small Businesses 1992
TX 3 612 067

Tax Treatment of the Home Office 1993
TX 3 781 310

Tax Saving Using Keogh Plans, IRAs and SEPs, With Companion Tape, Workbook 1990 TX 2 826 357

Taxation of Closely Held Corporation Workbook
Submitted 11-18-94

The Deposit Receipt - Purchase Contract
TX 3 774 781

The Taxation of Corporate and Partnership Earnings Workbook
Submitted 11-18-94

The Taxation of Property Sale and Exchanges Workbook
Submitted 11-18-94

Travel, Entertainment and Gifts 1992
TX 3 558 723

Travel, Entertainment and Gifts -Revised Edition 1990
SR 117 122

US Master Tax Guide on Disk Workbook 1994
TX 3 820 334

1991  U.S. Master Tax Guide Workbook
TX 3 054 848

1990  U.S. Master Tax Guide Workbook
TX 2 826 358

Working With The Passive Activity Loss Rules Workbook 1989
Tx 2 826 353

Workouts & Turnarounds Workbook 1992
TX 3 612 063



                     CATALOG COPYRIGHT REGISTRATION NUMBERS

CPAs

Home Study CPE for CPAs September Cpe Savings
Submitted 8-1-94

Home Study CPE for CPAs May Sale
TX 3 807 555

Home Study CPE Software and Practice Aids for CPAs January Sale
TX 3 785 183

Home Study CPE for CPAs May Sale
TX 3 577 587

Home Study CPE for CPAs January CPE Values
TX 3 550 717

September Home Study CPE for CLUs, ChFCs, and CFPs Sale
TX 3 415 412

September Home Study CPE for CPAs Sale
TX 3415  413

Home Study CPE for CPAs September CPE Savings
TX 3 884 713


REAL ESTATE


DRE Approved Real Estate Home Study November Sale
Submitted 10-15-94

DRE Approved Real Estate Home Study September Sale
TX 3 884 715

DRE Approved  Real Estate Home Study July Sale
TX 3 807 553

DRE Approved  Real Estate Home Study May Sale
TX 3 807 557

DRE Approved  Real Estate Home Study March Sale
TX 3 807 551

DRE Approved  Real Estate Home Study January Sale
TX 3 78 1856

DRE Approved  Real Estate Home Study May Sale
TX 3 577 589

DRE Approved Real Estate Home Study March Sale
TX 3 551 015

DRE Approved  Real Estate Home Study January Sale
TX 3 550 710

DRE Approved  Real Estate Home Study September Sale
TX 3 415 411


NURSES


Nursing Profession November Sale
Submitted 10-15-94

ANA Accredited Home Study Courses, Plus State-of-the-Art Practice Aids in video,
 Audio and Software September Sale
TX 3 884 714

Nurses Bookshelf Books, Video, Audio, Software, and Practice Aids for Nurses
 Catalog
TX 3 884 712

ANA Accredited Home Study Courses, Books, Software and Practice Aids for Nurses
 January Sale
TX 3 761 758

ANA Accredited Home Study for Nurses March Sale
TX 3 807 552

ANA Accredited Home Study for Nurses May Sale
TX 3 807 556

ANA Accredited Home Study for Nurses July Sales
TX 3 807 554

ANA Accredited Home Study for Nurses January Sale
TX 3 550 715

ANA Accredited Home Study for Nurses Sales (30 Hr Version)
TX 3 551 014

ANA Accredited Home Study for Nurses Sales ( 15 Hr Version)
TX 3 551 013

ANA Accredited Home Study for Nurses May Sale
TX 3 557 588

September Nurse Sale (30 hours)
TX 3 415 415

September Nurse Sale (15 hours)
TX 3 415 414

                             SCHEDULE IV - LICENSES

1.        International sales licensing contracts.
          (a) Hallstone Products, Ltd.- Canadian licensing contract contract is open-ended but WBP and Hallstone are negotiating to amend this arrangement and plan to do so shortly after the Reorganization is complete.
2. Western Schools is currently licensee under agreements to reprint four books copyrighted by their authors, for which royalties are paid.

3. Western Schools is licensor under an agreement which allows Real Estate License Services of San Diego, CA to reprint certain Western Schools real estate books, for which a royalty is paid.

4. Western Schools is licensor under an agreement which allows University of Missouri, Columbia MO to reprint certain Western Schools nursing books, for which a royalty is paid.

               SCHEDULE V - PENDING LITIGATION/UNAUTHORIZED USES


                                      None